EXHIBIT 99.1

smc

INVESTMENT SOLUTIONS & SERVICES

MONEYWISE. BE WISE.

Investor presentation November 2007

Millennium India Acquisition Company

Roadshow Presentation

The attached slide show was filed by Millennium India Acquisition Company Inc. with the Securities and Exchange Commission on November 23, 2007 as part of an 8-K Report.  MIAC is conducting presentations for certain of its stockholders and other interested persons with respect to MIAC’s proposed acquisition of a minority equity interest in the SMC Group of Companies as described in its preliminary proxy statement, as originally filed with the Securities and Exchange Commission on August 17, 2007 and as amended on November 1, 2007.  The attached slide show, together with the preliminary proxy statement, will be distributed to attendees at these presentations.  No other written information will be distributed thereat.

MIAC’s stockholders and other interested parties are urged to read the proxy statement regarding the proposed transaction because it contains important information.  Copies of the preliminary proxy statement and other relevant documents are available without charge online at the Securities and Exchange Commission’s website (http://www.sec.gov) and by mail through requests to Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, attention: F. Jacob Cherian.

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about MIAC and the SMC Group of Companies.  Forward-looking statements are statements that are not historical facts.  Such forward-looking statements, based upon the current beliefs and expectations of MIAC’s and The SMC Group of Companies’ management, are subject to risks and uncertainties which could cause actual results to differ materially from the forward-looking statements. These risk factors and other cautionary language are detailed in MIAC’s filings with the Securities and Exchange Commission, including its preliminary proxy statement, as originally filed on August 17, 2007 and amended on November 1, 2007, and reports on Form 10-Q and Form 10-K.  The information set forth herein should be read in light of such risks.

MIAC’s stockholders and other interested parties are urged to read the proxy statement regarding the proposed transaction because it contains important information.  Copies of the preliminary proxy statement and other relevant documents are available without charge online at the Securities and Exchange Commission’s website (http://www.sec.gov) and by mail through requests to Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, attention: F. Jacob Cherian.

Executive Summary

Millennium India Acquisition Corp.

Millennium India Acquisition Corp. (“MIAC”), a Special Purpose Acquisition Company (“SPAC”) raised
$58M via July 2006 IPO

$8.00 Unit – 1 common share & 1 warrant (Amex: MQC & MQC.WS)

As of November 1st, 2007, $57.57M held in escrow – approx. $7.88 per share(1)

Public Shares outstanding: 7.25M

Public Warrants outstanding: 7.25M exercisable at $6.00 per share after completion of business combination, expiring on July 2010

MIAC entered into definitive agreements to acquire 20.9% of SMC Group, the 3rd largest financial services institution in India(2) (assuming full exercise of the additional purchase option)

MIAC is purchasing 14.9% of SMC for $41.7M and will have an option to purchase up to an additional 6.0% for $16.8M within 30 days for a total of up to $58.5M(3)(4)

All proceeds to remain in SMC and used to fund growth – no takeout by management

MIAC will have affirmative rights in SMC

MIAC is buying SMC at a post-money valuation of approximately $349.9M(5)

(1)

Assumes no conversion of shares into cash

(2)

Based on the number of trading terminals

(3)

Dollar amounts subject to change based upon USD/INR exchange rate

(4)

MIAC plans to purchase additional interest in the SMC Group only to the extent capital is available without financing

(5)

Using a fully diluted treasury method

Investment Highlights

One of the fastest growing diversified financial services companies with one of the largest retail distribution networks in India

Over 925 locations in 225 cities; 6,000+ Financial Advisors, serving over 250,000 customers

FY07 executed over $100 billion in customer transactions, and $100 billion in H1 2008

Revenues and Net Income up approximately 3x and 10x since FY05

FY07 and FY08E Net Income $13.4M and $25.8M

Financial services is one of the fastest growing sectors in the Indian Economy

Untapped markets: over 1 billion people; more than 300M people in middle class in 2007; only 5%
of household savings invested in financial markets (55% in US)

Insurance, online trading, commodities trading, mutual funds, just beginning to be offered in India

High profile investors entering sector; Goldman Sachs, Morgan Stanley, Merrill Lynch, BNP Paribas,
Lehman and Carlyle Group

Unique  opportunity to invest in Indian financial services sector

Direct investments in Indian equities have burdensome registration procedures & barriers to entry

MIAC as platform entity to raise additional capital for SMC Group and/or hold Non-India assets

Attractive post-merger valuation for investors

MIAC purchasing equity stake in SMC at a 2007 Enterprise Value/Net Income discount of ~58%, and Enterprise Value/Net Income discount of ~100% to its publicly traded peers(1)

Up to $58.5M capital infusion to vastly accelerate domestic and international growth

Management team – Best of East/West

US financial services expertise combined with Indian local knowledge to create rapidly growing global financial services powerhouse

(1) SMC Group publicly traded peers group include companies on Indian Stock Exchanges, including IL&FS Investmart Limited (ILFI IN Equity), Indiabulls Financial Services Ltd. (IBULL IN
Equity), Geojit Financials Services Ltd. (GFSL IN Equity), India Infoline Ltd. (IIFL IN Equity), and Motilal Oswal Financial Services (MOFS IN Equity), please refer to page 24 for detail

Transaction Summary

MIAC will be an investment company by purchasing 14.9% of SMC for $41.7M

MIAC has option to purchase up to an additional 6.0% for $16.8M

Regulatory hurdles prohibit a traditional “reverse merger transaction”

Indian law precluded MIAC from issuing shares to SMC

As a foreign company MIAC is prohibited from owning SMC

Transaction economically similar to a merger whereby the SMC shareholders end up owning
79.1% and MIAC owns 20.9%(1)

SMC will require the approval of MIAC for the following:

Entry into a new line of business or share acquisition

Payment of dividends

Capital Expenditure in excess of 25% of the budgeted amount

A material acquisition, merger or consolidation

Any new issuance of SMC equity securities

The later of  two years post the close of MIAC’s initial equity investment or the listing of SMC shares on the BSE or NSE

MIAC will have the right to designate one board member until the later of 5/12/11, listing of SMC shares on the BSE or NSE or if MIAC sells more then 50% of its initial interest in SMC Group

Various tag along / drag along rights related to SMC shareholders achieving any liquidity event including an initial public offering

(1)

Assumes MIAC exercises its additional purchase option in full

Two Groups – One Common Goal

* - Assumes MIAC exercises its additional purchase option in full

SMC Group

6,000 + financial advisors / 925 Locations / 320,000+ customers

$100 billion in customer transactions (FY07)

$100 billion in customer transactions already in (H1 FY08)

$168,000 transactions per day (current rate)

$58.5M in Cash*

US Based Shareholders

4,625,242 shares / 20.9% ownership*

Public Currency (AMEX Listed)

Affirmative Rights

India Based Shareholders

17,505,101 shares / 79.1% ownership*

90%+ insider ownership

Required to own 50% of SMC

MIAC Acquisition Discount	
MIAC Equity Ownership Stake in SMC	
MIAC 14.9% Equity Stake Investment (M)	$41.7
MIAC 6.0% Equity Option (M)	$16.8
MIAC 20.9%Ownership (M)	$58.5
Implied Purchase Valuation of SMC (M) - Fully Diluted Treasury Method	**$349.9**
Public Company Comparable EV/Net Income Multiple	41.2X
SMC 2007E Net Income (M)	$13.4
Implied Valuation of SMC (M)	$552.6
Discount to Market	**57.9%**
Public Company Comparable EV/Net Income Multiple	27.1X
SMC 2008E Net Income (M)	$25.8
Implied Valuation of SMC (M)	$699.4
Discount to Market	**99.9%**

Significant Value Creation

MIAC is purchasing 20.9%(1) of SMC Group for $58.5M, at a 2007 Enterprise Value/Net Income discount of ~58%, and a 2008E Enterprise Value/Net Income discount of ~100% to its publicly traded peers trading on Indian exchanges

(1)

Assumes MIAC exercises its additional purchase option in full

(1)

Primary Uses of Capital

Post transaction SMC will have approx.$58.5Min capital to grow all aspects of its existing business, assuming that the additional purchase option is exercised in full.  The anticipated return on this capital is not reflected in the company’s financial projections for FY08

Expand retail distribution / brokerage and trading products and services

Increase pan-India footprint to 1,600 locations spread out over 345 cities

Acquire smaller broker-dealers and sub-brokers

Launch portfolio management services for equities and commodities

Explore opportunities in the fast growing consumer finance area

Grow online trading through alliances with national Indian banks

Introduce new products / services

Margin funding for high net worth individuals

Expand institutional brokerage business

Target the largest 200 institutions

Manage several hundred billions of dollars in assets

Recently signed up 3 new institutional clients

Leverage brand equity, expertise  and developed platform to expand internationally

Open offices in the Gulf Region, the United Kingdom, the United States, Hong Kong and Singapore
to provide financial services to overseas-based Indian nationals

Business & Industry Overview

SMC Group Overview

Transaction Businesses

- Equities

- Commodities &

  Derivatives

- DGCX International

E-Trading

Arbitrage

Fast growing; wide range of investment
products and services under one roof

One of the largest retail distribution networks in
India, currently serving over 250,000 investors

State-of-the-art technology and trading
platform processing

Member of leading domestic and international
exchanges

Coveted set of licenses and regulatory approvals
in place, providing a diversified revenue base
and high barriers to entry

Expanding internationally; Initial focus is the
Gulf region, accessing a large number of
overseas-settled Indian nationals

Financial Products

Distribution

Businesses

- Mutual Funds

IPOs

Insurance

Services Businesses

- Depository

Clearing

Wealth

  Management

  Services

Advisory Businesses

Investment

  Banking

Investment

  Advisory &

  Research

SMC Group

Evolution of SMC Group

-

Equities and Commodity Brokerage

Description: Providing trading platforms  to clients

supported with research services

KMP: S.C. Aggarwal, M.C. Gupta, Ajay Garg, Anurag

Bansal, Rakesh Gupta

Employees: 884

1990

Arbitrage

Description: Engaged in ‘Arbitrage’

operations employing both

proprietary & client funds, for

monetizing the market mis-pricings

KMP: D.K. Aggarwal, Pradeep

Employees: 275

Research Services

(Equity & Commodity)

Description:

Fundamental & Technical

Research

KMP: Rajesh Jain

Employees: 31

Distribution of Financial Products

Description:

Distribution of IPO & MF

products

KMP:

M.K. Gupta

Employees: 100

Investment Banking

Description:

Fund Raising Through IPO,

Debt & PE routes

KMP:

Jagannadham T,

Sanjeev Gupta

Employees: 22

Insurance Distribution

Description:

Distribution of Life, Non-life Insurance

products

KMP:

Ashwani Mehra

Employees:59

NRI Business

Description:

NRI Trading and Advisory Services

KMP:

Gaurav, Pankaj

Employees: 15

1995

2000

2006

2006

2006

2007

2007

Institutional Desk

Description:

Institutional Trading and

Advisory Services

KMP:

Ramakrishna

Employees: 12

2007

Wealth management Services

Description:

Client based Portfolio

Management Services

KMP:

S.S. Bansal

Employees: 5

79

International DGCX

Business

Pan-India footprint exceeds 900 locations

Customer base crosses 250,000

Trading turnover exceeds $100 billion

Ranked 3rd largest in
India (Dun & Bradstreet)

In terms of trading
terminals

Ranked  6th largest Distributor

of India based IPOs (Public Data Services)

Awarded best volume driver

By Bombay Stock Exchange

JAMMU & KASHMIR
HIMACHAL PRADESH
CHANDIGARH
PUNJAB
UTTARANCHAL
HARYANA
DELHI
ARUNACHAL PRADESH
SIKKIM
RAJASTHAN
JAIPUR
UTTER PRADESH
LUCKNOW
PATNA
BIHAR
ASSAM
DISPUR
NAGALAND
MEGHALAYA
MANIPUR
GUJARAT
GANDHINAGAR
BHOPAL
MADHYA PRADESH
RANCHI
JHARKHAND
WEST BENGAL
CALCUTTA
AGARTALA
TRIPURA
MIZORAM
CHHATTISGARH
RAIPUR
ORISSA
BHUBANESHWAR
MAHARASHTRA
MUMBAI
(BOMBAY)
HYDERABAD
ANDHRA PRADESH
YANAM
PONDYCHERRY
PANAJI
GOA
KARNATAKA
BANGALORE
PONDYCHERRY
(PUDUCHCHERY)
CHENNAI
(MADRAS)
MAHE
(PONDICHERRY)
KARAIKAL
(PONDICHERRY)
TAMILNADU
KERALA
THIRUVANANTHAPURAM

Distribution Network

SMC has built one of the largest nationwide retail
distribution networks in India

Approximately 925 locations spread over 225 cities

Servicing over 250,000 investors and growing

Firm offers 13 different business financial services

Opportunities to cross-sell a wide range of complimentary
products and services across the network

Physical distribution supplemented by on line channel

Expansion of Network

One of the first Indian firms to expand into Dubai to
service non-resident Indians

Plans to expand into the United Kingdom, United
States, Hong Kong and Singapore

Recent Accomplishments

Awarded “the best volume driver” by Bombay Stock Exchange (“BSE”) in 2004-2005 & 2005-2006, one
of the countries largest and most active exchanges

6th largest distributor of India based IPOs in 2006 (Prime Data Services)

Raised approximately 3250 Rs crore ($812M) in FY 2006 / 2007

Raised approximately 850 Rs crore ($212M) for Mutual Funds in FY 2006/ 2007

Handles over 168,000 trades per DAY

Turnover exceeded $100 billion in FY 2006 / 2007

Defined as $ volume of all trades handled

One of the most active firms in India

Acquisition of Trading & Clearing Membership of Dubai Gold and Commodity Exchange (DGCX) is first expansion outside of India

Aggressively tapping new markets: International Commodities (first silver contract), Currency futures (first rupee-dollar trade) on DGCX done by SMC

10% of total volume today on DGCX is driven by SMC

Recently accounted for 8% of the retail distribution of India’s largest IPO to date (DLF), June 2007

Significant Barriers to Entry

SMC is a member of the leading exchanges and has secured the necessary licenses to provide services in virtually all the sectors of the Financial Services Industry

Management estimates it would take over two years to secure all the licenses  and memberships SMC has obtained

Member of the largest equities exchanges in India:

National Stock Exchange (NSE) and Bombay Stock Exchange (BSE)

Member of the largest commodities exchanges in India and Dubai:

Multi-Commodity Exchange (MCX) and National Commodity & Derivative Exchange (NCDEX).

Dubai Gold & Commodities Exchange (DGCX) – one of fastest growing exchanges in Asia

AMFI license for Mutual Fund Distribution

Registration with leading Asset Management Companies for distribution of fund products in
India, including Franklin Templeton and Fidelity

IRDA license for Insurance Brokerage

CDSL Depository Participant

Clearing Member of NSE F&O, BSE F&O & DGCX

SEBI license for Merchant Banking and Underwriting

SEBI license for Portfolio Management Services

Macroeconomic Drivers

Population over 1 billion people

Less then 3% have exposure to the financial markets

50% of the population under 25 years old

More than 300M people in middle class in 2007

Saving rates among highest in the world ($180 billion in savings accounts)

Only 5% of household savings invested in the financial markets (55% in US)

One of the fastest growing free market democracies; GDP is estimated to grow at 9.0%(1)

12th largest economy based on GDP in dollar terms

$15 billion of Foreign Direct Investment in FY07 and is expected to reach $25 billion in FY08

(1)

Economic Survey 2006-2007 (Government of India)

Financial Services Industry Drivers

Trading volume is rapidly increasing

Wall Street Journal (“Indian Brokerages Stand to Gain, Stock Investment May Double as Middle
Class Prospers”; April 3, 2007) citing analysts, states “Trading volumes are expected to increase about 50% a year for the next two to three years.”

Cash/Derivatives – US$544.1 billion in 2000-01, to US$1676.7 billion in 2005-06

Total future value of commodities traded in India was $533.6 billion (2005-06)

A increase of 3108% since 2002 – 2003 ($16.6 billion)

Online trading growing at 112% CAGR vs. 20% for offline

Managed assets projected to grow from $170 billion to $1 trillion by 2015

Boston Consulting Group Research – still conservative with capital markets investments / GDP ratio at 8% (vs. 70% in US and 36%  in Brazil)

Less then 20% of the insurable population is insured

Estimated to be an $80 billion market

Pension funds are just being allowed to invest portions of their large corpuses in the equities

Tens of billions of dollars potentially enter the markets via mutual funds

Financial Service Industry Drivers - (Continued)

Financial Sector in India is being opened up

Steady pace of regulatory reforms taking place in the financial sector

Introduction of new products: short selling, currency futures, trading in more types of commodities, derivatives, insurance products, credit cards, home loans, leasing, and personal loans

Moving towards full capital account convertibility detailed by the Tarapore Commission for 2009-10 offers significant new opportunities

Greater control of financial firms and equities and commodities exchanges by foreign players

Foreign investors will be allowed to directly invest in India, and vice versa (Indians allowed to invest overseas) increasing volumes even further

M&A and investment activity in India has been increasing significantly

India became 8th largest market in M&A in 2007 (1st quarter), moving up from the 11th rank in calendar year 2006

FDI inflows tripled to $15 billion in 2006-07, compared to last financial year

Explosive Industry Growth

Indiabulls– (Raised $11M in September 2004 IPO)

Farallon Capital invested $11.7M for a 15% stake, valuing the business @ $78M in mid-2004

Net income grew from  $4.3M (FY04) to $12.6M (FY05) to $55M (FY06) and $110M (FY07)

Current market capitalization $4.0 billion

India Infoline– (Raised $20M in an IPO in April 2005)

Citi and Merill Lynch invest $16M at a valuation of $220M (May05)

Net Income grew from $4.8M (FY05) to $18.6M (FY07)

Current market capitalization is approximately $1.4 billion

Motilal Oswal – (Valuation of $670M in September 2007 IPO)

Bessemer Ventures invested $30M in March 2006, valuing the business at about $300M.

Mar 07 net income $16M

Current market capitalization $907M

Religare – (IPO currently being priced)

Merrill Lynch took a pre-IPO equity stake in Religare in 2007.

Highest ever demand for an Indian IPO to date- oversubscribed 160 times.

Mar 07 net income $6M

Current Investors in this industry: General Atlantic Partners, Goldman Sachs, Citigroup Venture Capital,
Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Borse, BNP Paribas, Templeton, Lehman and
Carlyle Group

Several of SMC’s competitors have experienced significant growth after raising institutional capital.

Financial & Valuation
Highlights

Summary Income Statement (Fiscal Year Ended March 31)				Projected Results (Fiscal Year Ended March 31)		
Millions of $USD	**2005**	**2006**	**2007**	**2008E**	**2009E**	**2010E**
Revenues	9.27	18.38	34.33	65.96	94.99	128.21
Earnings Before Income Taxes	1.83	7.85	18.50	39.04	58.05	80.96
Net Income	1.20	5.44	13.40	25.78	40.94	57.77
Growth Rates						
Revenues		98.3%	86.8%	92.1%	44.0%	35.0%
Earnings Before Income Taxes		329.0%	135.7%	111.0%	48.7%	39.5%
Net Income		353.3%	146.3%	92.4%	58.8%	41.1%
Operating Margins	19.7%	42.7%	53.9%	59.2%	61.1%	63.1%

Historical & Projected Financial Results

* These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006 and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Please see Appendixfor a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

** Assumes

(a) an increase in the number of branches to 1,050 by March of 2008, 1,200 by March 2009, and 1,600 by March 2010 (which the Group  believes to be a reasonable estimate based on historic growth and market potential);

(b) an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the Government of India);

(c) the absence of any adverse change in the Indian financial markets; and

(d) the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New  York, London, Singapore and Hong Kong by 2009/2010 (which the group believes to be reasonable based on past performance and market potential).

All company financials can be found in the Preliminary Proxy Statement on the SEC’s website at www.sec.gov.

*

**

40
35
30
25
20
15
10
5
0
9.3
18.4
34.3
FY05
FY06
FY07

20
15
10
5
0
1.8
7.8
18.5
FY05
FY06
FY07

16
14
12
10
8
6
4
2
0
1.2
5.4
13.4
FY05
FY06
FY07

50
40
30
20
10
0
26
45
Q1-FY07
Q1-FY08

1000
800
600
400
200
0
592
857
Q1-FY07
Q1-FY08

400
350
300
250
200
150
100
50
0
131
356
Q1-FY07
Q1-FY08

Financial Growth Highlights

Revenue - ($M)

Earnings Before Income Taxes - ($M)

Net Income - ($M)

Trading Turnover - ($ billion)

Number of Locations

IPOs Distributed - ($M)

The figures above represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006 and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Please see Appendix for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

SMC Group	India Infoline	Gojit Financial	Indiabulls	Motial Oswal
Financial					
Market Cap (M)	$267.0	$1,398.5	$216.3	$4,066.0	$907.0
2008E Net Income (M)	$25.8	$29.0	$7.9	$112.7	$30.1
Distribution					
# of Locations	925	560	400	614	1,200
# of Cities	225	160	200	113	377
Clients / Advisors					
Client Base	250,000	300,000	NA	400,000	432,000
# of Financial Advisors	7,100	11,000	2,000	12,000	NA
Trading					
Avg. Daily Turnover (M)	625	250	NA	NA	NA
# of Trading Terminals	3,231	970	2,410	2,700	4,179
Transactions					
Equities	✔	✔	✔	✔	✔
Commodities	✔	✔	✔	✔	✔
Derivatives	✔				✔
Arbitrage	✔				
Online Trading - Equities	✔	✔	✔	✔	✔
Online Trading - Commodities	✔				
Distribution					
Mutual Funds / IPOs	✔	✔	✔	✔	✔
Insurance	✔	✔		✔	
Advisory					
Investment Banking	✔	✔			✔
Research	✔	✔	✔		✔
Services					
Wealth Management	Fall 2007	✔	✔		✔
Margin Funding	Fall 2007	✔	✔	✔	✔
Home Loans		✔	✔	✔	
Depository - Commodities	✔	✔	✔		
Clearing Services	✔				
International					
DGCX Commodities	✔	✔	✔		
NRI	✔	✔	✔		✔

Peer Analysis

Research compiled based on publicly available information. For indicative purposes only

SMC Group versus its Peers

One of the largest retail distribution
networks in India

Ranked 6th largest distributor of
India based IPOs

Leading position in commodities
brokerage

One of the first Indian financial
services firms to expand
internationally

Revenues			Net Income		
Name of Company	Ticker	2007	2008E	2009E	2007	2008E	2009E
IL&FS Investsmart Limited	ILFI IN Equity	$59.7	$64.1	$70.9	$10.2	$16.6	$19.7
Indiabulls Financial Services Ltd	IBULL IN Equity	$299.1	$487.4	$715.5	$112.7	$171.4	$241.3
Geojit Financial Services Ltd.	GFSL IN Equity	$36.3	$46.7	$60.2	$7.7	$7.9	$10.2
India Infoline Ltd.	IIFL IN Equity	$93.5	$194.5	$311.3	$16.7	$29.0	$67.6
Motilal Oswal Financial Services	MOFS IN Equity	**87.96**	$137.3	$189.7	$16.1	$30.1	$42.8

		Share	Market	Enterprise	Enterprise Value/Net Income		
Name of Company	Ticker	Price	Cap.	Value	2007	2008E	2009E
IL&FS Investsmart Limited	ILFI IN Equity	$5.4	$376.9	$377.3	37.1X	22.7X	19.2X
Indiabulls Financial Services Ltd	IBULL IN Equity	$19.4	$4,316.4	$4,649.0	41.2X	27.1X	19.3X
Geojit Financial Services Ltd.	GFSL IN Equity	$1.2	$246.7	$205.1	26.7X	25.8X	20.0X
India Infoline Ltd.	IIFL IN Equity	$28.8	$1,535.0	$1,547.0	92.8X	53.3X	22.9X
Motilal Oswal Financial Services	MOFS IN Equity	$38.3	$1,086.5	$1,037.4	64.3X	34.5X	24.2X
				Median EV/Net Income Mulitple	41.2X	27.1X	20.0X
				SMC Group Net Income	$13.4	$25.8	$40.9
				SMC Group Implied EV Range	**$552.6**	**$699.4**	**$820.0**

(1) Assumes MIAC exercises its additional purchase option in full

(2) On a fully diluted treasury method basis

- Note: Companies trade on the BSE; regulatory hurdles limit a US investors ability to invest on the BSE; Assumed conversion ratio Rs 39.3= $1.00

- 2008 projections do not incorporate deployment of growth capital

- All companies in the public comparable set have year end in March 31st

- 2008E and 2009E Revenues and Net Income financials obtained from Bloomberg LP, and  Historical 2007 Revenue and Net Income financials obtained from CapitalIQ as of 11/21/2007

MIAC purchasing 20.9%(1) of SMC Groups for $58.5M - a post money valuation of approx. $349.9M (2)

Based on the comparable public companies SMC is valued between approximately $552M (based off of 2007 EV/NI) and approximately $699M (based off of 2008E EV/NI)

Comparable Public Companies

Management and Board of
Directors

Management

Mr. Subhash Chand Aggarwal, Co-Founder, Chairman & CEO

Over 25 years of experience in capital markets.

A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of India (ICAI)

Active in the business and industry leadership circles in India

Invited to join Prime Minister of India on recent business visit to Japan, as key member of the financial markets team

Serves as Member of the Managing Committee of the Associated Chamber of Commerce and
Industry (ASSOCHAM), as well as Co-Chairman of the Capital Market Expert Committee

Mr. Mahesh C. Gupta, Co-Founder and President

Over 25 years of experience in capital markets.

Chairman & Managing Director of SMC Comtrade Ltd., a Member of National Commodity and Derivative
Exchange Limited (NCDEX) and Multi Commodity Exchange of India Limited (MCX).

Specialization in risk management and surveillance

A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of India (ICAI)

Mr. D.K. Aggarwal, Chief Operating Officer

Over 20 years of experience in the securities and commodities markets;

Responsible for day-to-day operations including managing, controlling and supervising a substantial part of arbitrage business in equities and commodities.

Chairman of legal & technical guidance committee of association of NSE members of India (NR} Member of Capital Market Committee of N. India registered council of Chartered Accountant of India

A Chartered Accountant;  a Fellow Member of the Institute of Chartered Accountants of India (ICAI)

Investment Highlights

One of the fastest growing diversified financial services companies with one of the largest retail distribution networks in India

Over 925 locations in 225 cities; 6,000+ Financial Advisors, serving over 250,000 customers

FY07 executed over $100 billion in customer transactions, and $100 billion in H1 2008

Revenues and Net Income up approximately 3x and 10x since FY05

FY07 and FY08E Net Income $13.4M and $25.8M

Financial services is one of the fastest growing sectors in the Indian Economy

Untapped markets: over 1 billion people; more than 300M people in middle class in 2007; only 5%
of household savings invested in financial markets (55% in US)

Insurance, online trading, commodities trading, mutual funds, just beginning to be offered in India

High profile investors entering sector; Goldman Sachs, Morgan Stanley, Merrill Lynch, BNP Paribas,
Lehman and Carlyle Group

Unique  opportunity to invest in Indian financial services sector

Direct investments in Indian equities have burdensome registration procedures & barriers to entry

MIAC as platform entity to raise additional capital for SMC Group and/or hold Non-India assets

Attractive post-merger valuation for investors

MIAC purchasing equity stake in SMC at a 2007 Enterprise Value/Net Income discount of ~58%, and Enterprise Value/Net Income discount of ~100% to its publicly traded peers(1)

Up to $58.5M capital infusion to vastly accelerate domestic and international growth

Management team – Best of East/West

US financial services expertise combined with Indian local knowledge to create rapidly growing global financial services powerhouse

(1) SMC Group publicly traded peers group include companies on Indian Stock Exchanges, including IL&FS Investmart Limited (ILFI IN Equity), Indiabulls Financial Services Ltd. (IBULL IN
Equity), Geojit Financials Services Ltd. (GFSL IN Equity), India Infoline Ltd. (IIFL IN Equity), and Motilal Oswal Financial Services (MOFS IN Equity), please refer to page 24 for detail

Appendix

In USD mn
16
14
12
10
8
6
4
2
-
10.72
14.66
6.84
12.79
0.16
0.64
0.41
0.70
0.99
3.68
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Other income
FY06
FY07

Historical Financial Analysis

Revenue Analysis

SMC Group’s Business-wise Revenue Break-up for FY06 and FY07 *

Equities and commodities
brokerage and services and
arbitrage has shown a 37% and
87% growth, respectively, from
FY06 to FY07

During 2005-07, SMC has laid the
foundation for new businesses in
Insurance, Distribution of Financial
Products, DGCX International and
Investment Banking

IPO and MF distribution business
has rapidly increased its business
by 305% over the same period

For FY06 and FY07, the total
revenues grew at a CAGR of 76%

1 USD = INR 43.10

Source:  SMC Group & Grant Thornton

*These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006 and 2007, calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP).  Please see Appendix for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

5.30%
0.85%
36.56%
57.30%
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
Other Income

11.18%
2.12%
1.25%
1.95%
44.60%
38.90%
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Other Income

For FY06

For  FY07

2 New Businesses Added in 2007

With the International DGCX business in Dubai
and acquisition of Nexgen (Investment Bank) in
FY07, SMC further diversified its revenue base

Revenue Analysis

SMC Group’s Business-wise Revenue Break-up (%)

Historical Financial Analysis

Source:  SMC Group & Grant Thornton

Particulars	FY 2005			FY 2006			FY 2007		
	Revenues	EBT	Net Income	Revenues	EBT	Net Income	Revenues	EBT	Net Income
Financials reported in press release on May 12, 2007 (Provisional March 31, 2007 Indian GAAP accounts)	9.27	1.88	1.20	18.38	7.85	5.44	34.33	18.50	13.40
Adjusted Final US GAAP PWC figures for SAM Global and SMC Global	9.05	3.67	2.24	17.27	6.94	4.86	24.18	10.41	9.03
Difference	**0.22**	**(1.84)**	**(1.04)**	**1.11**	**0.91**	**0.58**	**10.15**	**8.09**	**4.37**
Due to legal entity structure as at March 31, 2007, financials of SMC Comtrade Ltd. were accounted by PwC using the Equity method. As of April 26, 2007 SMC Comtrade became a fully owned subsidiary of the SMC Group (i.e. SMC Global + SAM Global). (MIAC has 14.9% ownership in all SMC businesses)	0.40	0.01	0.01	1.90	0.74	0.49	7.78	5.69	4.49
Due to legal entity structure as at March 31, 2007, financials of SMC Comex International DMCC+ Nexgen Capitals Ltd. + DSP Insurance brokers (P) Ltd. were accounted by PwC using the Equity method. Post March 31, 2007, these companies will become fully owned subsidiaries of the SMC Group (i.e. SMC Global + SAM Global). (MIAC has 14.9% ownership in all SMC businesses)	-	-	-	-	-	-	0.68	0.20	0.19
Differences in Provisional & Audited accounts as on March 31, 2007	-	-	-	-	-	-	0.33	0.40	0.27
Differences in Indian GAAP and US GAAP	**0.18**	**1.86**	**1.03**	**0.79**	**(0.17)**	**(0.30)**	**(0.71)**	**(1.53)**	**(1.18)**
Currency differences (PWC assumed an exchange rate of 1 USD = INR 43.10 and SMC's management assumed an exchange rate of 1 USD = INR 42)	-	-	-	-	-	-	0.65	0.28	0.19
Extra ordinary gain	-	-	-	-	-	-	-	-	(0.25)
Share of Equity investments	-	-	0.01	-	-	0.21	-	-	(1.70)
Total	**0.22**	**(1.84)**	**(1.04)**	**1.11**	**0.91**	**0.58**	**10.15**	**8.09**	**4.37**

Data in USD Million

Reconciliation (Indian & US GAAP) for FY 2005, 2006 and 2007

Historical Financial Analysis

Source:  SMC Group & Grant Thornton

60
50
40
30
20
10
-
In USD mn
25
53
21
27
5
12
2
10
1
6
10
19
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Online Trading
Other Income
FY08
FY10

Projections and Future Strategy

The total revenues are expected to grow at a CAGR of 42% from FY08 to FY10

Consolidated Revenue Projections

SMC Group’s Business-wise Projected Revenue Break-up for FY08 and FY10 *

Source:  SMC Group & Grant Thornton

* Assumes

    (a)    an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010 (which the Group Believes to be a reasonable estimate based on historic growth and market potential);

    (b)    an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the
           Government of India);

    (c)    the absence of any adverse change in the Indian financial markets: and

    (d)    the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New York, London, Singapore and Hong Kong by 2009/2010
           (which the Group believes to be reasonable based on past performance and market potential).

The Projections above show estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2008, 2009 and 2010, estimated on  the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP). These projections are based on the foregoing assumptions.  These assumptions are inherently subject to significant uncertainties and actual results may differ materially from the projected results.  The SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented in this presentation.  You should not place undue reliance on the projected results.

Income Streams	FY08	FY09	FY10	Y-o-Y (FY06-07)
Equities and Commodities Brokerage and Services	24.95	37.65	53.01	37%
Equities and Commodities Arbitrage	21.25	26.25	27.00	87%
Distribution of financial products and services	4.55	7.83	11.63	305%
International DGCX Business	1.00	1.50	1.88	N/A
Merchant Banking and Advisory Services	1.25	5.00	10.00	N/A
Online Trading	1.13	4.50	6.00	N/A
Other Income	9.55	14.60	19.33	271%
Total Income	**63.68**	**97.33**	**128.84**	**76%**

1 USD = INR 40 for FY 2008 - 10

Other Income is assumed to be 15% of total income based on current trends. This income includes interest income from FDRs and dividend income from investments

Consolidated Projections *

Projections and Future Strategy

Source:  SMC Group & Grant Thornton

* Assumes

    (a)    an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010 (which the Group Believes to be a reasonable estimate based on historic growth and market potential);

    (b)    an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007” published by the
           Government of India);

    (c)    the absence of any adverse change in the Indian financial markets: and

    (d)     the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New York, London, Singapore and Hong Kong by 2009/2010
           (which the Group believes to be reasonable based on past performance and market potential).

The Projections above show estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2008, 2009 and 2010, estimated on  the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP). These projections are based on the foregoing assumptions.  These assumptions are inherently subject to significant uncertainties and actual results may differ materially from the projected results.  The SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented in this presentation.  You should not place undue reliance on the projected results.

In USD mn
FY08
FY09
FY10
Equities and Commodities Brokerage and Services
Equities and Commodities Arbitrage
Distribution of financial products and services
International DGCX Business
Merchant Banking and Advisory Services
Online Trading
Other Income

Income Streams	Projected CAGR (FY08-10)
Equities and Commodities Brokerage and Services	46%
Equities and Commodities Arbitrage	13%
Distribution of financial products and services	60%
International DGCX Business	37%
Merchant Banking and Advisory Services	183%
Online Trading	131%
Other Income	42%
Total Income	42%

Consolidated Projections *

Projections and Future Strategy

Maximum growth is expected from Merchant
Banking and Advisory Services, followed by Online
Trading

Arbitrage revenues are expected to remain more
or less constant

Equities and commodities brokerage services will
continue to be the largest revenue contributor

Source:  SMC Group & Grant Thornton

* Assumes

    (a)    an increase in the number of branches to 1,050 by March 2008, 1,200 by March 2009 and 1,600 by March 2010 (which the Group Believes to be a reasonable estimate based on historic growth and market potential);

    (b)    an annual GDP growth in India of 8% (which the Group believes to be a reasonable estimate based on statistics in the “Economic Survey 2006-2007”published by the
           Government of India);

    (c)    the absence of any adverse change in the Indian financial markets; and

    (d)     the expansion of the Group’s business into new geographic markets beginning with Dubai in 2007, and including New York, London, Singapore and Hong Kong by 2009/2010
           (which the Group believes to be reasonable based on past performance and market potential).

The Projections above show estimated financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2008, 2009 and 2010, estimated on  the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP). These projections are based on the foregoing assumptions.  These assumptions are inherently subject to significant uncertainties and actual results may differ materially from the projected results.  The SMC Group’s business and operations are subject to substantial risks.  Accordingly, there can be no assurance that the projected results are indicative of the SMC Group’s future performance or that actual results will not differ materially from the projected results presented in this presentation.  You should not place undue reliance on the projected results.